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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 23, 1999
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                           ON Technology Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                    0-26376              04-3162846
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

      One Cambridge Center          Cambridge, MA             02142
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (617) 374-1400
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                                     N/A
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        (Former name or former address, if changed since last report.)
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                           ON Technology Corporation

Item 5.  Other events

     Attached hereto is a copy of the Registrant's press releases relating to the streamlining of its senior sales and marketing staff.

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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ON Technology Corporation



                              By: /s/  Herman DeLatte
                                  -------------------------
                                  Herman DeLatte
                                  President and Chief Executive Officer

Dated: July 23, 1999

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                                 Exhibit Index

Exhibit A

     Copy of the Registrant's press release, dated July 21, 1999 relating to the streamlining of its senior sales and marketing staff.